Supplement dated January 2, 2019 to the Wilmington Funds Prospectus dated August 31, 2018 (the “Prospectus”)

Effective December 31, 2018, the information in the Prospectus will be amended, supplemented, or replaced as follows:

Portfolio Manager Termination

Effective December 31, 2018, Kent M. Stahl, CFA, of Wellington Management Company LLP, sub-Adviser to the Wilmington Global Alpha Equities Fund (the “Fund”), ceased to be a portfolio manager of the Fund. Accordingly, all references to Mr. Stahl in the Prospectus are hereby deleted.

Please keep this Supplement for future reference.